UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 20, 2008
ARUBA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33347	02-0579097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1344 Crossman Ave.
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 227-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Aruba Networks, Inc. on March 25, 2008, to include the historical financial statements of AirWave Wireless, Inc., (“AirWave”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of AirWave as of September 30, 2007 and for the year ended September 30, 2007, and the unaudited interim financial statements of Airwave as of December 31, 2007 and September 30, 2007 and for the three months ended December 31, 2007 and 2006 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information.
The pro forma financial information as of January 31, 2008 and for the year ended July 31, 2007 and the six months ended January 31, 2008 is furnished as Exhibit 99.2 and incorporated in its entirety herein by reference.
(c) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Reorganization by and among Aruba Networks, Inc., Aloha Acquisition Corp., AirWave Wireless, Inc. and certain other parties thereto dated January 4, 2008 (which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 9, 2008).

23.1	Consent of Frank, Rimerman & Co. LLP, Independent Registered Public Accounting Firm of AirWave Wireless, Inc.

99.1	Audited financial statements of AirWave Wireless, Inc. as of September 30, 2007 and for the year ended September 30, 2007 and unaudited interim financial statements of AirWave Wireless, Inc. as of December 31, 2007 and September 30, 2007, and for the three months ended December 31, 2007 and 2006

99.2	Unaudited pro forma condensed combined financial statements as of January 31, 2008 and for the year ended July 31, 2007 and the six months ended January 31, 2008.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARUBA NETWORKS, INC.
Date: June 5, 2008	By:	/s/ Steffan Tomlinson
Steffan Tomlinson
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Reorganization by and among Aruba Networks, Inc., Aloha Acquisition Corp., AirWave Wireless, Inc. and certain other parties thereto dated January 4, 2008 (which is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 9, 2008).

23.1	Consent of Frank, Rimerman & Co. LLP, Independent Registered Public Accounting Firm of AirWave Wireless, Inc.

99.1	Audited financial statements of AirWave Wireless, Inc. as of September 30, 2007 and for the year ended September 30, 2007 and unaudited interim financial statements of AirWave Wireless, Inc. as of December 31, 2007 and September 30, 2007, and for the three months ended December 31, 2007 and 2006.

99.2	Unaudited pro forma condensed combined financial statements as of January 31, 2008 and for the year ended July 31, 2007 and the six months ended January 31, 2008.